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SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Park Place Entertainment Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PARK PLACE ENTERTAINMENT CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
YEAR 2001

I cordially invite you to attend our Annual Meeting of Stockholders for the year 2001.

Place:	Paris Las Vegas Champagne Ballroom 3655 Las Vegas Boulevard South Las Vegas, Nevada (702-946-7000)
Time:	Friday, May 11, 2001 10:00 A.M.
Items of Business:	• To elect two directors.
• To approve and ratify an amendment to the 1998 Stock Incentive Plan.
• To conduct any other business that properly comes before the meeting.
Record Date:	You can vote if you are a stockholder of record as of the close of business on March 16, 2001.
Stockholder List:
A list of stockholders eligible to vote at the Annual Meeting of Stockholders will be available for inspection at the annual meeting, and at least ten days prior to the annual meeting, at the executive offices of the company at 3930 Howard Hughes Pkwy, Las Vegas, Nevada, 89109 during regular business hours.
Proxy Voting:
Your vote is important. Whether you plan to attend the annual meeting or not, please complete, date, and sign the accompanying proxy card as soon as possible and return it promptly to Wells Fargo Shareholder Services in the envelope provided, or use our 24-hour a day telephone or internet voting options.

Sincerely, By Order of the Board of Directors:

April 5, 2001 Las Vegas, Nevada	Clive S. Cummis, Secretary Park Place Entertainment Corporation

PROXY STATEMENT

     PARK PLACE ENTERTAINMENT CORPORATION
3930 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89109
(702) 699-5000

    This Proxy Statement is solicited by the Board of Directors of Park Place Entertainment Corporation and is being furnished to the stockholders of Park Place in connection with its annual meeting of stockholders to be held in the Champagne Ballroom at Paris Las Vegas in Las Vegas, Nevada on May 11, 2001 at 10:00 A.M. local time, and at any adjournments of that meeting. We are first mailing this proxy statement and the enclosed proxy card to stockholders on or about April 5, 2001.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What am I being asked to vote on?

Item One:	The election of two nominees to the Board of Directors.
Item Two:	The approval and ratification of an amendment to the 1998 Stock Incentive Plan to increase the number of authorized shares of common stock available for grant by 10,000,000 shares.

What constitutes a quorum for purposes of voting?

    A majority of the outstanding shares of common stock, represented either in person or by proxy at the meeting, will constitute a quorum for the transaction of business. As of the record date on March 16, 2001, there were 297,748,727 shares of common stock outstanding, which constitutes all of the outstanding voting securities of Park Place.

    Abstentions and broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are included in determining the presence of a quorum.

How many votes are needed to approve each item?

    The affirmative vote of a plurality of the votes cast by holders of shares of common stock is required for the election of directors. Approval of the amendment to the 1998 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the meeting.

    Abstentions will have no effect on the outcome of the election of directors. Abstentions will not be counted in determining the number of shares necessary for approval of the amendment to the 1998 Stock Incentive Plan. For any other item, abstentions and broker non-votes will not be counted in determining the number of shares necessary for approval.

    Broker Voting:  Under the rules of the New York Stock Exchange, the election of directors and approval of the amendment to the 1998 Stock Incentive Plan are both considered to be "routine" matters upon which a brokerage firm that holds your shares in its name may vote on your behalf, if you have not furnished the firm voting instructions within a specified period prior to the annual meeting.

How many votes do I have?

    Each share of Park Place common stock that you own entitles you to one vote. The proxy card shows the number of shares that you owned as of the record date for voting, which was March 16, 2001.

How do I vote?

    You may vote by proxy card, by telephone, by internet, or you may vote in person at the annual meeting. We encourage you to vote in advance by proxy, telephone, or internet—even if you plan to attend the meeting.

    By Proxy:  To vote by proxy card, you should complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. One of the individuals named on your proxy card (your "proxy") will vote your shares as you direct on your proxy card. If you do not make specific selections, your proxy will vote your shares as recommended by the current Board of Directors, in this manner:

  •
  "FOR" the election of the two director nominees;

  •
  "FOR" the approval and ratification of the amendment to the 1998 Stock Incentive Plan.

    By Telephone:  We have established a toll-free 800 number which is printed on your proxy card. You can use any touch-tone telephone to vote 24 hours a day, 7 days a week. The instructions in the message will ask you to enter our 3-digit Company Number and your personal 7-digit Control Number, both of which are printed on your proxy card.

    By Internet:  We have established a secure web page where you can also vote 24 hours a day, 7 days a week. The web page address is listed on your proxy card. The website will ask you to enter our 3-digit Company Number and your personal 7-digit Control Number, both of which are printed on your proxy card. The website will identify how many shares you are entitled to vote and create a ballot for you to vote and send by e-mail to us.

Can I revoke my proxy after I have sent it in?

    Yes. You may revoke your vote at any time before the proxy is exercised in the following ways:

  •
  You may attend and vote in person at the meeting, which automatically revokes any previously received vote from you.

  •
  You may send in a later-dated proxy card, or vote again by mail or internet. This will automatically revoke your earlier vote.

  •
  You may notify the Secretary of the company that you wish to revoke your previously mailed proxy card, your telephone or your internet vote. This must be done in writing and sent to his attention at this address:

Clive S. Cummis, Secretary Park Place Entertainment Corporation 3930 Howard Hughes Parkway Las Vegas, Nevada 89109

What if my shares are held in the name of my broker, bank, or another institution?

    You may vote now by mailing in the enclosed proxy card, or by using our telephone or internet voting. If you want to vote in person at the meeting, you must bring to the meeting an account statement or a letter from your institution indicating that you were the beneficial owner of the shares on March 16, 2001, the record date for voting.

What if I own shares through Park Place's Employee Stock Purchase Plan?

    If you are a Park Place employee participating in the company's Stock Purchase Plan, you may be receiving this proxy material because of shares held for you in that plan. In that case, you may use the enclosed proxy card, telephone, or internet proxy to direct the plan trustees how to vote your shares. They are required to vote in accordance with your instructions. The trustees will vote all shares held in the plan. They will vote any shares for which they do not receive instructions in the same proportion as they vote the shares for which they do receive instructions.

How can I review the company's annual 10-K?

    The annual report of Park Place on Form 10-K, including the financial statements and the schedules thereto, will be furnished without charge to any beneficial owner of securities entitled to vote at this annual meeting. You may view the Form 10-K on the company's website at www.parkplace.com, or you may request a copy by representing in writing that you were a beneficial owner of the company's securities as of March 16, 2001 and mailing your request to:

                Investor Relations
                Park Place Entertainment Corporation
                3930 Howard Hughes Parkway
                Las Vegas, Nevada 89109

    Additional information about us can be accessed through our 24-hour investor relations service. You may call toll-free 877-PPE-NYSE (877-773-6973) or visit www.parkplace.com to obtain the latest Park Place news and stock price information, or to request information by e-mail, fax or postal mail delivery.

ITEM 1
ELECTION OF DIRECTORS

    Our Board of Directors currently consists of twelve members, although the Board has the authority to establish its membership at between one and twenty members. The directors are divided into three classes with staggered terms of office, with four directors currently in each class. At each annual meeting, one class of directors is elected to three-year terms.

    The term of office of the second class expires at this annual meeting. Each director elected at this meeting will hold office until the annual meeting in 2004 or until his or her successor has been elected. If any director resigns, dies, or is otherwise unable to serve out his term, the Board may fill such vacancy. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

    The four directors whose terms expire at this meeting are A. Steven Crown, Gilbert L. Shelton, J. Kenneth Looloian and Rocco J. Marano. The Board has voted to reduce the total number of directors to ten after this annual meeting and Messrs. Looloian and Marano were therefore not re-nominated. The Board has nominated Messrs. Crown and Shelton for re-election. The nominees have been selected on the basis of their exemplary service as current directors, their integrity and independence, their understanding of our business environment, and their willingness to devote substantial time to Board duties. For biographical information about each of these nominees, please see "Directors and Executive Officers" beginning on page 6.

The Board recommends a vote "FOR" each of these nominees:

A. Steven Crown
Gilbert L. Shelton

DIRECTORS AND EXECUTIVE OFFICERS

     The information set forth below is submitted with respect to the nominees for re-election, directors whose terms continue after this annual meeting, and executive officers who are not directors.

	Age	Term Expires
Stephen F. Bollenbach, Chairman of the Board	58	2002
Mr. Bollenbach has served as Chairman of the Board of Park Place since December 31, 1998. He has been President and Chief Executive Officer of Hilton Hotels Corporation since May 1996, and served as director, Executive Vice President and Chief Financial Officer of The Walt Disney Co. from April 1995 until February 1996. He was President and Chief Executive Officer of Host Marriott Corporation from October 1993 until April 1995. Mr. Bollenbach is a director of Hilton Hotels Corporation, Hilton Group PLC, AOL/Time Warner, Inc., and Catellus Development Corporation.
Barbara Bell Coleman, Director	50	2003
Ms. Bell Coleman has served as a director since January 15, 1999. She has been the President of BBC Associates LLC, an executive consulting firm serving businesses and philanthropic organizations, since 1998. From 1992 to 1998 she was President of the Amelior Foundation, a charitable organization.
A. Steven Crown, Director	49	2001
Mr. Crown has served as a director since December 31, 1998. He is General Partner of Henry Crown and Company (not incorporated), a company with diversified investments. Mr. Crown is a director of Hilton Hotels Corporation.
Clive S. Cummis, Vice Chairman, Executive Vice President,
General Counsel and Secretary	72	2003
Mr. Cummis has served in this capacity since November 2, 1998. He has been a director since December 4, 1998. Prior to joining us, Mr. Cummis was actively engaged as Chairman of the law firm of Sills Cummis Radin Tischman Epstein & Gross, which provides legal services to Park Place. Mr. Cummis continues to be associated with such firm on a limited basis. He is a member of the President's Commission on White House Fellows.
Peter G. Ernaut, Director	36	2002
Mr. Ernaut has served as a director since September 15, 2000. He has been a partner in the political consulting firm of Alliance Corporation since 1994, in addition to serving as President of the political consulting firm of Ernaut Strategies, Inc. since January 2000. In January 2001 he became the Managing Director of Governmental Affairs and Public Policy with the law firm of Jones Vargas in Nevada.
Thomas E. Gallagher, Director, President and Chief Executive Officer	56	2002
Mr. Gallagher has served in this capacity since October 23, 2000. He was Executive Vice President and General Counsel of Hilton Hotels Corporation from July 1997, Secretary from May 1998, and Chief Administrative Officer from May 1999, until he joined Park Place on October 23, 2000. Mr. Gallagher served as President and Chief Executive Officer of the Griffin Group, Inc. from April 1992 until June 1997. During 1995 and 1996, Mr. Gallagher also served as President and Chief Executive Officer of Griffin Gaming & Entertainment, Inc. (formerly Resorts International, Inc.). Prior to joining the Griffin organization, Mr. Gallagher practiced law from 1969 to 1992 with the law firm of Gibson, Dunn & Crutcher.

	Age	Term Expires
William Barron Hilton, Director	73	2002
Mr. Hilton has served as a director since December 31, 1998. He has been Chairman of the Board of Hilton Hotels Corporation since February 1996, prior to which he served as Chairman of the Board and Chief Executive Officer of Hilton Hotels Corporation. William Barron Hilton and Eric Hilton are brothers.
Eric M. Hilton, Director	67	2003
Mr. Hilton has served as a director since December 31, 1998. He was a director of Hilton Hotels Corporation and served as Vice Chairman of the Board of Hilton Hotels Corporation until March 1997. William Barron Hilton and Eric Hilton are brothers.
Paul X. Kelley, Director	72	2003
Mr. Kelley has served as a Director since January 2000. He has been a partner with the investment firm of J. F. Lehman & Company since 1998. From 1989 to 1998 he was Vice Chairman of Government Relations for Cassidy & Associates, Inc. Mr. Kelley served as Commandant of the Marine Corps and a member of the Joint Chiefs of Staff from 1983 until his retirement in 1987. He holds directorships on the boards of Saul Centers, Inc., Sturm, Ruger & Company, Inc., UST. Inc., the Wackenhut Corporation, and Columbia Partners, L.L.C.
Gilbert L. Shelton, Director	64	2001
Mr. Shelton has served as a director since December 31, 1998. He is a private investor.
Wallace R. Barr, Co-Chief Operating Officer, President Eastern Casino Group	55
Mr. Barr has served as Executive Vice President-Eastern Region since December 31, 1998. On November 10, 2000, he was named President of Park Place's Eastern Casino Group and in January 2001 he was named Co-Chief Operating Officer. From January 1997 until December 31, 1998, he was Executive Vice President of Hilton Gaming Corporation. From June 1993 until December 1998, he served as Executive Vice President and Chief Operating Officer of Bally's Casino Holdings, Inc., during which time he was also the Chief Operating Officer of Bally's Park Place and the Atlantic City Hilton Resort.
Mark R. Dodson, Co-Chief Operating Officer, President Western Casino Group	38
Mr. Dodson has served as Executive Vice President-Western Region since December 31, 1998. On November 10, 2000, he was named President of Park Place's Western Casino Group and in January 2001 he was named Co-Chief Operating Officer. He was Executive Vice President and Treasurer of Hilton Gaming Corporation from January 1998 until December 31, 1998, and Senior Vice President of Gaming Operations and Treasurer, Hilton Gaming Corporation from December 1996 until January 1998. He was Senior Vice President of Bally's Park Place from January 1996 until December 1996, and Vice President of Development, Bally's Casino Holdings, Inc. from December 1994 until January 1996. Mr. Dodson served as Director of Corporate Development of Bally Entertainment Corporation from February 1993 until December 1994.
Scott A. LaPorta, Executive Vice President, Chief Financial Officer and Treasurer	38
Mr. LaPorta has served in this capacity since December 31, 1998. He was Senior Vice President and Treasurer of Hilton Hotels Corporation from May 1996 to December 31, 1998, and previously served as Senior Vice President and Treasurer of Host Marriott Corporation. Mr. LaPorta has served as a director of Jupiters Ltd, an Australian corporation, since February 1999.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The table below shows the beneficial ownership of Park Place common stock as of March 16, 2001, for: (1) each director, (2) each executive officer named in the Summary Compensation Table on page 19, and (3) the executive officers and directors as a group. The "Options Exercisable" column includes only options exercisable within sixty (60) days after March 16, 2001. There were 297,748,727 shares of common stock outstanding on March 16, 2001, exclusive of treasury stock.

Name	Shares Owned		Options Exercisable	Total	Approx. %
William Barron Hilton	22,933,230		22,000	22,955,230	7.7%
Arthur M. Goldberg(1)	2,304,738		13,157,160	15,461,898	5.0%
Stephen F. Bollenbach	290,000		1,000,000	1,290,000	*
Thomas E. Gallagher(2)	185,479	(6)	296,950	482,429	*
A. Steven Crown	3,679,500	(4)	26,000	3,705,500	1.2%
Gilbert L. Shelton	20,000	(5)	22,000	42,000	*
Rocco J. Marano	10,000		22,000	32,000	*
Clive S. Cummis(2)	12,600		250,000	262,600	*
J. Kenneth Looloian	10,500		22,000	32,500	*
Eric M. Hilton	9,400		22,000	31,400	*
Barbara Bell Coleman	3,200		22,000	25,200	*
Paul X. Kelley	2,000		20,000	22,000	*
Peter G. Ernaut	0		10,000	10,000	*
Mark R. Dodson(3)	32,799		296,250	329,049	*
Wallace R. Barr(3)	29,401		312,000	341,401	*
Scott A. LaPorta(3)	1,000		402,500	403,500	*
Directors and executive officers as a group(7)	27,219,109		2,745,700	29,964,809	10%

(1)
Denotes former Board member and chief executive officer who passed away on October 19, 2000.
(2)
Denotes Board member and executive officer.
(3)
Denotes executive officer.
(4)
Includes 5,000 shares of our common stock beneficially owned by Mr. Crown's spouse. Mr. Crown is a partner of the Crown Fund, which owns 239,888 shares of our common stock. He is a director of the Arie and Ida Crown Memorial, a not-for-profit corporation which owns 894,272 shares of our common stock. Pines Trailer Limited Partnership owns 600,000 shares of our common stock; Mr. Crown is a director, officer and shareholder of a corporation which is a partner in Pines Trailer Limited Partnership, and Mr. Crown is a partner in a partnership which is a partner in Pines Trailer Limited Partnership. Areljay, L.P. owns 1,935,340 shares of our common stock; Mr. Crown is a director, officer, and shareholder of a corporation which is a partner in Areljay, L.P., and Mr. Crown is a beneficiary under a trust which is a partner in Areljay, L.P. Mr. Crown disclaims beneficial ownership of the shares held by The Crown Fund, The Arie and Ida Crown Memorial, Pines Trailer Limited Partnership and Areljay, L.P., except to the extent of his beneficial interest therein.
(5)
Includes 20,000 shares owned jointly by Mr. Shelton and his spouse, Dr. Judy Shelton, over which shares Mr. Shelton shares voting and investment powers.
(6)
Includes 146,791 shares of restricted stock granted on January 26, 2001 which vest in two equal installments of 73,395.5 each on June 9, 2003 and June 9, 2004, with accelerated vesting under certain circumstances.
(7)
Totals exclude Mr. Goldberg's holdings.

PRINCIPAL STOCKHOLDERS

     The table below shows the amount of Park Place common stock owned by each person who, in addition to the officers and directors previously listed, to our knowledge owned 5% or more of our outstanding common stock on March 16, 2001.

Name	Shares Owned	Approx. %
Janus Capital Corporation 100 Filmore Street, Suite 300 Denver, CO 80206	37,360,030(1)	12.5%
FMR Corp. 82 Devonshire Street Boston, MA 02109	20,005,530(2)	6.7%
AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	18,109,334(3)	6.1%
Conrad N. Hilton Fund 100 West Liberty Street Reno, NV 89501	16,498,736(4)	5.5%
Wallace R. Weitz & Company One Pacific Place, Suite 600 1125 South 103rd Street Omaha, NE 68124	14,685,200(5)	5.0%

(1)
This information is based upon the filing of a Schedule 13G/A with the Securities and Exchange Commission on February 15, 2001.

(2)
This information is based upon a filing of a Schedule 13G with the Securities and Exchange Commission on February 14, 2001.

(3)
This information is based upon a filing of a Schedule 13G with the Securities and Exchange Commission on February 12, 2001.

(4)
Willian Barron Hilton and Eric M. Hilton are two of the eleven directors of the Conrad N. Hilton Fund, a non-profit organization that funds the charitable activities of the Conrad N. Hilton Foundation, a non-profit organization. They disclaim beneficial ownership of the shares owned by the Fund.

(5)
This information is based upon a filing of a Schedule 13F-HR with the Securities and Exchange Commission on February 13, 2001.

THE BOARD OF DIRECTORS

     The Board met nine times in 2000. Each director attended more than 75% of the year's board meetings, and more than 75% of the meetings of committees of which the director was a member.

MEMBERSHIP OF BOARD COMMITTEES

Name	Board		Audit		Compensation		Compliance		Nominating		Diversity
Stephen F. Bollenbach	X	**							X	**	X

Thomas E. Gallagher	X										X

Clive S. Cummis	X						X

Barbara Bell Coleman	X				X						X

A. Steven Crown	X		X		X		X	**

William Barron Hilton	X		X		X				X

Eric M. Hilton	X		X		X		X

J. Kenneth Looloian(1)	X								X		X	**

Rocco J. Marano(1)	X		X		X		X

Gilbert L. Shelton	X		X	**			X		X

Paul X. Kelley	X				X	**	X

Peter G. Ernaut	X										X

**
Denotes Chairperson

(1)
Reflects Mr. Looloian's and Mr. Marano's Board and committee memberships until the expiration of their terms on May 11, 2001.

COMMITTEES OF THE BOARD

    The Park Place Board has five standing committees: (i) the Audit Committee, (ii) the Compliance Committee, (iii) the Compensation Committee, (iv) the Diversity Committee, and (v) the Nominating Committee.

AUDIT COMMITTEE

    The Audit Committee provides oversight of the accounting, auditing, internal control and financial reporting practices of Park Place. The committee reviews the independence of the independent auditors, recommends to the Board the engagement and discharge of independent auditors, reviews with the independent auditors their audit reports, their scope of review, their findings and their recommendations. The committee reviews the scope and results of Park Place procedures for internal auditing, the adequacy of internal accounting controls, and directs and supervises special investigations. The committee meets both with and without management in attendance. The Audit Committee met six times in 2000.

COMPLIANCE COMMITTEE

    The Compliance Committee supervises Park Place's efforts to ensure that its business and operations are conducted in compliance with the highest standards applicable to it as a matter of legal and regulatory requirements as well as ethical business practices. In particular, the Compliance Committee is responsible for the establishment and implementation of Park Place's internal reporting system regarding compliance with regulatory matters associated with the company's gaming operations. The committee supervises the activities of the company's Compliance Officer and communicates on a periodic basis with gaming regulatory agencies on compliance matters. It reviews information and reports regarding the suitability of potential key employees of Park Place as well as persons and entities proposed to be involved in material transactions or relationships with Park Place. We believe that the involvement of the Board in this endeavor creates an environment in which integrity and honesty are clearly identified as a critical component of our corporate culture. The Compliance Committee met five times in 2000.

COMPENSATION COMMITTEE

    The Compensation Committee is comprised of outside directors and determines the salary, bonus, stock option and other compensation for executive officers of Park Place, as well as the overall employment and compensation practices of the company in general. It administers the 1998 Stock Incentive Plan, including determining the persons to whom awards will be granted and the terms of the grants. The Compensation Committee reports to the Board of Directors regarding all its decisions concerning such awards. The Compensation Committee prepares an annual report in which it discusses the compensation of Park Place executives and the philosophy behind that compensation. This report begins on page 16. The Compensation Committee met five times in 2000.

DIVERSITY COMMITTEE

    The Diversity Committee is comprised of the Chief Executive Officer and outside directors. The committee is dedicated to the development and implementation of policies and programs that promote equality of opportunity in all facets of the company's business. The committee's goals are to increase diversity in the company's workforce, management and in its dealings with vendors, with special emphasis on identifying qualified females and ethnic minorities. The committee was established in late 2000 and began meeting in 2001.

NOMINATING COMMITTEE

    The Nominating Committee evaluates and recommends candidates to the Board of Directors to fill positions on the Board of Directors. It reviews on a continuing basis, and at least once a year, the structure of the Board to assure its continuity and to assure that the proper skills and experience are represented on the Board, and reviews any potential conflicts of Board members when a prospective Board member is being considered for election to the Board. The Nominating Committee met one time in 2000.

    Notice of proposed stockholder nominations for election of directors must be delivered to the Nominating Committee not less than 70 days prior to the meeting at which directors are to be elected. Nominations must contain certain information, as set out in our by-laws, in order to be considered. Nominations should be directed to the Nominating Committee, c/o Clive S. Cummis, Secretary, Park Place Entertainment Corporaton, at the address on page 2 of this Proxy Statement.

DIRECTOR COMPENSATION

    Monthly Directors' Fees.  We compensate directors who are not employees of Park Place or its subsidiaries with a fee of $2,500 per month, which is $30,000 per year. We do not compensate our employees for service as a director.

    Independent Directors.  We grant each independent non-employee director an option to purchase 50,000 shares of Park Place common stock on the date of the director's election to the Board. The first 10,000 options vest on the date of grant and the remainder vest in equal installments over a four-year period, provided the director remains on the Board.

    Meeting Fees.  We compensate non-employee directors with a fee of $1,000 for attendance at each board, committee, and annual meeting. We reimburse all employee and non-employee directors for travel and other related expenses related to their attendance at board meetings, committee meetings, annual meetings, and other Park Place business functions.

    Independent Directors' Retirement Plan.  Any independent director who retires after reaching age 65, and who has completed ten years of service as a director, is entitled to an annual retirement benefit. The benefit is equal to 100% of the director's average fees, which include meeting and committee attendance fees, for the 36 consecutive calendar months during which his director's fees were the highest. If a director dies prior to retirement, but after reaching age 65, the director's surviving spouse is entitled to an annual spouse's benefit equal to one-half the benefit the director would have received had the director retired on the date of death. The benefits under this plan are payable for a maximum of ten years. In the event a retired director dies prior to receiving ten annual payments, one-half of the annual benefit the director was receiving will be paid to the director's surviving spouse for the balance of the ten-year period.

COMPENSATION COMMITTEE INTERLOCKS and INSIDER PARTICIPATION

    J. Kenneth Looloian, an executive officer of DiGiorgio Corporation served as a director of Park Place and a member of its Compensation Committee in 2000. Arthur M. Goldberg, President and Chief Executive Officer of Park Place until October 19, 2000, was a member of the Compensation Committee of DiGiorgio Corporation.

EXECUTIVE COMPENSATION

Executive Employment Agreements

    Park Place has entered into six employment agreements with executive officers and directors. The agreements are with Thomas E. Gallagher, Stephen F. Bollenbach, Clive S. Cummis, Wallace R. Barr, Mark R. Dodson, and Scott A. LaPorta. The key provisions of these agreements are outlined below.

    Thomas E. Gallagher.  Park Place has an agreement with Mr. Gallagher to serve as President and Chief Executive Officer for the period October 23, 2000 through December 31, 2005, with successive automatic renewal periods of one year each, unless either Park Place or Mr. Gallagher elects not to renew. His agreement provides for a minimum annual base salary of $975,000, with annual review by the Board of Directors, and he is eligible to receive an annual bonus in the discretion of the Board. The Board will also recommend his re-election to the Board of Directors. Mr. Gallagher is entitled to certain relocation benefits, including reimbursement of all relocation costs and a one-year interest free relocation loan of up to $1 million.

    Mr. Gallagher may defer any compensation into his personal deferred compensation program or into the company's Executive Deferred Compensation Plan (see page 17). The payment of any portion of salary and bonus which would not be deductible by Park Place on a current basis because of the $1 million limitation on deductible compensation required by Section 162(m) of the Internal Revenue Code (the "Code") will be deferred unless the Compensation Committee determines otherwise. Mr. Gallagher's agreement also provides for an award of certain restricted stock and stock options, as are more fully discussed in the Compensation Committee Report on Executive Compensation on page 16 of this proxy statement.

    Mr. Gallagher is entitled to receive a supplemental retirement benefit in the form of a 100% joint and survivor annuity equal to 3% of his total cash compensation for each year of service through December 31, 2005. The benefit vests 20% per year, beginning December 31, 2001 through December 31, 2005, provided he remains employed by Park Place on each such vesting date, and the benefit will commence on the latest of (a) January 1, 2006, (b) a date he elects on or before January 1, 2005, or (c) the date of his termination from employment with Park Place.

    If Mr. Gallagher's employment with Park Place is terminated: (1) by Park Place for reasons other than cause, disability, or by reason of Mr. Gallagher's death, or (2) by Mr. Gallagher for good reason, Park Place will be required to pay Mr. Gallagher his base salary and target bonus for the greater of (a) two years, or (b) the balance of the term of the agreement. In addition, Park Place will provide Mr. Gallagher with all benefits due under any applicable employee benefit plans. If a termination occurs following a change of control of Park Place, Mr. Gallagher will receive a lump-sum cash payment equal to 2.99 times the sum of his annual base salary and his annual bonus for the fiscal year ending during the term of the agreement (or, if higher, his annual bonus for the last full fiscal year prior to the change of control).

    Park Place will reimburse Mr. Gallagher for any excise tax incurred by him under Section 4999 of the Code on any payments paid by Park Place to him, under the agreement or otherwise, which constitute "parachute payments" under Section 280G of the Code. Park Place will bear the cost of all income, excise and employment taxes imposed on any gross-up payment.

    Mr. Gallagher has agreed not to compete with the company during any period for which he is receiving payments from the company after the expiration or termination of his employment and has further agreed that he will not solicit from the company any managerial employee for a period of two years after the expiration or termination of his employment.

    Stephen F. Bollenbach.  Park Place has an employment agreement with Mr. Bollenbach in which he has agreed to serve as Chairman and advisor to the Park Place Board of Directors for the period December 31, 1998 through July 1, 2005. Under the agreement, Mr. Bollenbach is paid an annual base salary of $100,000 per year, is not entitled to receive a bonus, and is not entitled to receive any benefits provided to Park Place employees other than an annual vacation and reimbursement of expenses he may incur in providing his services under the agreement.

    Clive S. Cummis.  Park Place has an agreement with Mr. Cummis to serve as Executive Vice President, Law and Corporate Affairs and Secretary of the corporation for the period January 1, 1999 through December 31, 2002 at a minimum annual base salary of $650,000, with annual bonuses in the discretion of the Board.

    Wallace R. Barr.  Park Place has an agreement with Mr. Barr to serve as Executive Vice President of the corporation for the period March 15, 1999 through March 14, 2003 at a minimum annual base salary of $750,000, with annual bonuses in the discretion of the Board. Park Place maintains a $1.8 million term life insurance policy on Mr. Barr during the term of his employment.

    Mark R. Dodson.  Park Place has an agreement with Mr. Dodson to serve as Executive Vice President of the corporation for the period January 1, 1999 through January 16, 2003 at a minimum annual base salary of $500,000, with annual bonuses in the discretion of the Board. Park Place maintains a policy of term life insurance on Mr. Dodson in an amount two times his annual base salary during the term of his employment.

    Scott A. LaPorta.  Park Place has an agreement with Mr. LaPorta to serve as Executive Vice President and Chief Financial Officer of the corporation for the period January 1, 1999 through January 16, 2003 at a minimum annual base salary of $450,000, with annual bonuses in the discretion of the Board.

    Additional Provisions.  Each of the above four employment agreements for Messrs. Cummis, Barr, Dodson and LaPorta also contains the following contractual provisions:

    Stock Options.  The executives' employment agreements provide for the grant of 500,000 options to each executive to purchase shares of Park Place common stock, vesting 25% per year beginning in January 2000. The agreements further provide that following Arthur M. Goldberg's ceasing to serve as CEO and President of Park Place (for any reason, including death, defined as a "Change of Control"), each executive's unvested options will fully vest at such time as he thereafter terminates his employment with Park Place.

    Termination.  Park Place may terminate the executive at any time. If the executive is terminated without cause, the executive will be paid a lump sum amount equal to: (a) the greater of twenty-four months base salary or his base salary for the balance of the term, whichever is greater, plus (b) the greater of the average of the bonuses paid to the executive by Park Place for the three prior years or the amount of the bonus, if any, paid to the executive for the prior year. Additionally, all of the executive's stock options will become vested and exercisable.

    Change of Control.  In the event of a change of control of Park Place, (the definition of which includes Arthur M. Goldberg's ceasing to serve as CEO), the executive is entitled to terminate his employment agreement and be paid a lump sum equal to one year's base salary. If a change of control results in a successor to Park Place terminating the executive without cause, the executive is entitled to be paid an amount equal to: (a) the greater of twenty-four months base salary or his base salary for the balance of the term, whichever is greater, plus (b) the greater of the average of the bonuses paid to the executive by Park Place for the three prior years or the amount of the bonus, if any, paid to the executive for the prior year. Additionally, all of the executive's stock options will become vested and exercisable. If a change of control results in a change in the executive's title, compensation or reporting responsibilities, or if there is a substantial change in his duties, the successor will be deemed to have terminated the executive's services without cause.

Former CEO Agreement

    Park Place had an employment agreement with Arthur M. Goldberg, dated December 31, 1998 and amended January 1, 2000, to serve as President and Chief Executive Officer for the period December 31, 1998 through January 1, 2004. Mr. Goldberg's death on October 19, 2000, triggered an obligation for Park Place to pay certain compensation and benefits under his employment agreement. By mutual agreement with his estate, all sums due were paid in January 2001.

    Mr. Goldberg's estate (and/or designated beneficiaries) was paid his base salary from October 12, 2000 through January 1, 2004, for a total of $6,384,615. It was also paid compensation from three deferred compensation accounts into which he had deferred past earnings. These deferred compensation accounts consisted of a Hilton Hotels Corporation account (which Park Place had assumed), a Park Place Executive Deferred Compensation Plan account, and the special contractual deferred account provided for in his employment agreement. The collective amount paid from these accounts was $13,805,367, including interest. Additionally, his estate received a life insurance benefit payable under Park Place's Executive Death Benefit Plan, of which $4,306,357 was paid by Park Place.

    Mr. Goldberg's passing also triggered an immediate vesting of all his unvested options and amended the expiration periods of his options. He held options to purchase 4,000,000 shares, 2,000,000 shares, and 7,157,160 shares of Park Place common stock. Upon his death, these 13,157,160 options vested. Pursuant to his employment agreement, the options to purchase 4,000,000 shares and 2,000,000 shares expire five years from the date of his death, on October 19, 2005. The options to purchase 7,157,160 shares expire one year from the date of his death, on October 19, 2001, in accordance with the terms of the 1998 Stock Incentive Plan. These rights have passed to his estate and designated beneficiaries.

AUDIT COMMITTEE

Audit Committee Disclosure

    The Audit Committee of the Board is responsible for, among other things, considering the appointment of the independent auditors for the company, reviewing with the auditors the plan and scope of the audit and the audit fees, monitoring the adequacy of reporting and internal controls, and meeting periodically with internal and independent auditors. Under the rules of the New York Stock Exchange, all of the members of our Audit Committee are independent. The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as "Appendix A" hereto.

Fees

    Fees of Deloitte & Touche LLP for the fiscal year 2000 audit and review of Forms 10-Q are $655,000. Aggregate fees billed for all other services rendered by Deloitte & Touche LLP for the fiscal year are $199,000.

REPORT OF AUDIT COMMITTEE

To the Board of Directors of Park Place Entertainment:

    We have reviewed and discussed with management the company's audited financial statements as of and for the year ended December 31, 2000.

    We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence and considered the compatibility of non-audit services with the auditors independence. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the company's Annual Report on Form 10-K for the year ended December 31, 2000.

Dated March 21, 2001.

Gilbert L. Shelton, Chairman
A. Steven Crown
William Barron Hilton
Eric M. Hilton
Rocco J. Marano

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee") of the Board of Directors is composed entirely of independent outside directors. The Committee is responsible for establishing and administering the compensation philosophy, policies and programs applicable to the executive officers of the company, including specific decisions regarding each executive officer's compensation and the overall compensation practices of the company.

    Park Place is largely dependent upon the judgment, initiative and effort of its executive officers for the successful conduct of its business. Therefore, the Committee's primary objective is to establish plans that will attract, retain, and motivate highly skilled and talented executives in a dynamic and competitive industry. This is accomplished through implementation of the following policies:

  •
  ensuring that executive compensation is competitive within the gaming industry as well as within other public companies of similar size, scope, and revenues;

  •
  providing incentives to executives to increase stockholder value, both in the short-term and in the long-term;

  •
  providing executives with a personal financial interest in the company similar to the interests of our stockholders;

  •
  linking executive compensation to company performance; and

  •
  reflecting the performance and contribution of each executive officer in the Committee's compensation determinations.

    Our executive officers are compensated through a combination of salary, performance bonuses, stock options, and a deferred compensation program.

Salaries

    The company entered into employment agreements in October 2000 with the President and Chief Executive Officer, and in December 1998 with each of our other four executive officers, which established minimum annual base salaries for each executive. All base salaries have been maintained at these minimum annual levels, although we review and evaluate each officer's salary annually. We compare our salaries with those of other public companies, gaming and non-gaming, of similar size, scope of operations, and revenues. We also consider each officer's performance and responsibility level, as well as the company's current financial condition and performance during the past fiscal year, such as growth in revenues, EBITDA, earnings per share, and strategic acquisition or disposition of assets.

Performance Bonuses

    At the beginning of each fiscal year, the Committee establishes performance objectives and the maximum potential bonus award for each executive officer, including the Chief Executive Officer. At the end of the performance period, the Committee determines the results achieved relative to such objectives, and establishes each executive officer's annual bonus.

    In May 2000, stockholders approved the company's Executive Incentive Plan, intended to qualify certain compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, which otherwise limits deductibility to $1 million for the Chief Executive Officer and each of the four other most highly compensated officers. In making compensation decisions, the Committee will take into account the effect of Section 162(m) and the Executive Incentive Plan, while retaining the flexibility to approve compensation that it deems to be in the best interests of the company and its stockholders, but that may not always qualify for full tax deductibility.

    The Committee established criteria for year 2000 bonus awards that were based on the company reaching certain targeted EBITDA objectives. Because these objectives were not fully met, maximum bonus awards were not made.

Stock Options

    Annual stock option grants are a critical component of the company's long-term executive compensation program by linking a major portion of executive financial interests to the performance of our stock. Options increase the executive's motivation and incentive to continue with the company and grow the value of its stock by providing the executive with the same opportunity to benefit from appreciation in the stock as do other stockholders. In 1999, pursuant to their employment agreements, we awarded options to purchase 500,000 shares of common stock to each of the four executive officers, excepting the Chief Executive Officer (see following paragraph). The size of the option grants to the chief executive officer and the four executive officers reflects the Committee's judgment as to the current and potential contribution of the individual executive officer to the current and future growth and profitability of the company and to the creation of stockholder value.

Chief Executive Officer Compensation

    Chief Executive Officer Compensation.  Mr. Gallagher was appointed President and Chief Executive Officer effective October 23, 2000. His employment agreement of that date provides for a minimum annual salary of $975,000, with annual review by the Board of Directors. Mr. Gallagher is also eligible to receive an annual bonus in the discretion of the Board. He was awarded a bonus for 2000 that was commensurate with those being paid to our other executive officers, but pro-rated to reflect his actual time with the company.

    On November 9, 2000, he was awarded an option to purchase 2,000,000 shares of Park Place common stock, vesting in equal annual installments of 500,000 over a four-year period. Because he forfeited certain restricted stock and stock options from Hilton Hotels Corporation upon assuming leadership of Park Place, the Committee determined that Mr. Gallagher should also be compensated for that loss by: (1) replacing his forfeited Hilton restricted stock (issued pursuant to the Hilton Supplemental Retirement and Retention Plan) and (2) replacing his forfeited stock options (issued pursuant to the 1996 Hilton Stock Option Plan) with an equivalent value of Park Place restricted stock and stock options. At the Committee's first meeting in January 2001, the Committee awarded Mr. Gallagher 146,791 shares of restricted Park Place stock, which represents the value of the restricted stock he forfeited. The terms of the restricted stock remain identical to those he forfeited. Provided he remains employed by Park Place, 50% of the shares will vest on June 9, 2003 and 50% will vest on June 9, 2004, with acceleration in certain circumstances.

    Mr. Gallagher has elected to receive his replacement stock options only upon approval and ratification by the stockholders of the amendment to the 1998 Incentive Stock Plan at the 2001 annual meeting. If approved, Mr. Gallagher will receive replacement Park Place options with a value equal to, and with vesting and expiration terms identical to, his forfeited Hilton options on the date the replacement options are granted by Park Place. The value of those options, determined on a Black-Scholes option-pricing model, is $1,518,258, and the number of options to be granted will depend upon the market price of Park Place common stock on the date of grant. The exercise price of the options will be their fair market value on the grant date.

Executive Deferred Compensation Plan

    Executive officers also may participate in a plan under which they may elect to defer any portion of their compensation in accordance with plan provisions. The company provides a matching contribution of

50% of the first 10% of compensation deferred by the executive. The executive's interest in the company's match vests at the rate of one-third per annum, with 100% acceleration in the event of death, permanent disability, change of control, or retirement at age 55 or thereafter.

Executive Death Benefit Plan

    The company adopted an Executive Death Benefit Plan in fiscal year 2000 for the purpose of providing benefits to a select group of management employees. Each of the five most highly compensated executive officers qualifies for this plan. The plan provides, in the event of the executive's death, for the company to pay a benefit equal to 150% of the sum of (1) the executive's base salary at the time of death and (2) the bonus paid for the fiscal year in which the death occurs, with a maximum cap of $5 million, plus a gross-up to reimburse the executive for taxes on the amount of the benefit paid.

    The Committee continues to monitor the compensation and benefits paid to our executive officers to ensure that they are effective, appropriate, competitive and tax efficient.

Approved by the Compensation Committee of the Board of Directors:

Paul X. Kelley, Chairman
Barbara Bell Coleman
A. Steven Crown
William Barron Hilton
Eric M. Hilton
Rocco J. Marano

PARK PLACE
SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid to Park Place's Chief Executive Officer and each of its other four most highly compensated executive officers (the "named executive officers") for services rendered during its fiscal years ended 1998, 1999, and 2000. The year 1998 was the company's first year of operations following its spin-off from Hilton Hotels Corporation.

		Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus(1)		Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options		All Other Compensation(5)
Thomas E. Gallagher President and Chief Executive Officer (October 23, 2000 to present)	2000 1999 1998		$187,500 N/A N/A		$148,800 N/A N/A	— N/A N/A	— N/A N/A	2,000,000 N/A 312,600	(3)		— N/A N/A
Arthur M. Goldberg(2) President and Chief Executive Officer (January 1, 2000 – October 19, 2000)	2000 1999 1998 1998	$ $	1,615,385 2,007,693 N/A N/A	$ $	— 3,000,000 1,000,000 N/A	— — — —	— — — —	— 2,207,160 4,950,000 6,000,000	(4) (4)	$ $	94,663 68,751 N/A N/A
Wallace R. Barr(2) Co-Chief Operating Officer, President- Eastern Casino Group	2000 1999 1998	$ $	750,000 781,730 N/A	$ $ $	686,625 925,000 500,000	— — —	— — —	— 500,000 72,000	(3)	$ $	135,093 91,781 N/A
Clive S. Cummis Executive Vice President, General Counsel and Secretary	2000 1999 1998	$ $	650,000 652,500 N/A	$ $	595,075 1,025,000 —	— — —	— — —	— 500,000 —		$ $	112,607 16,846 N/A
Mark R. Dodson(2) Co-Chief Operating Officer, President- Western Casino Group	2000 1999 1998	$ $	500,000 501,913 N/A	$ $ $	457,750 850,000 275,000	— — —	— — —	— 500,000 55,000	(3)	$ $	101,212 57,255 N/A
Scott A. LaPorta(2) Executive Vice President and Chief Financial Officer	2000 1999 1998	$ $	450,000 451,739 N/A	$ $ $	411,975 775,000 200,000	— — —	— — —	— 500,000 160,000	(3)	$ $	52,607 48,453 N/A

(1)
Awards of annual bonuses are made by the Compensation Committee. All bonuses awarded, whether paid prior or subsequent to any fiscal year-end, are attributed in this table to the year in which they were earned.

(2)
On December 31, 1998, Hilton Hotels Corporation completed a spin-off of all its gaming assets to Park Place. Messrs. Goldberg, Barr, Dodson and LaPorta each resigned their respective positions with Hilton and assumed their positions with Park Place.

(3)
On December 31, 1998, in connection with the spin-off of Hilton's gaming assets to Park Place, the common stock of Park Place was distributed to the holders of Hilton stock on a one-for-one basis. Each outstanding option to purchase a share of Hilton common stock was converted on that date into an option to purchase one share of Park Place common stock and one share of Hilton common stock. The exercise prices of such options were adjusted to preserve the intrinsic value thereof. These options reflect those conversions.

(4)
On December 31, 1998, Mr. Goldberg converted all his existing options to purchase Hilton common stock into options to purchase Park Place common stock. The number and price of Park Place options granted, pursuant to Mr. Goldberg's employment agreement with Park Place, were to be adjusted to preserve the intrinsic value of his converted Hilton options on

  December 31, 1998. The 4,950,000 options granted in 1998 reflect that conversion. In 1999, upon review of the 1998 transaction, the Compensation Committee determined that further adjustment was necessary to adequately preserve the value of his converted Hilton options on December 31, 1998. The 2,207,160 options granted in 1999 reflect that adjustment.

(5)
The amounts in the "All Other Compensation" column represent:

(a)
matching contributions made by the company for the named officers under the Executive Deferred Compensation Plan;

(b)
matching contributions made by the company for the named officers under the company's 401(k) plan; and

(c)
the premium paid by the company for disability and life insurance premiums.

		(a) Deferred Comp		(b) 401(k)		(c) Premiums
Mr. Goldberg	2000 1999	$ $	40,458 50,385	$	— 7,500	$ $	54,205 10,866
Mr. Barr	2000 1999	$ $	84,471 64,237	$ $	7,875 7,500	$ $	42,747 20,044
Mr. Cummis	2000 1999		$82,500 —	$ $	5,250 5,000	$ $	24,857 11,846
Mr. Dodson	2000 1999	$ $	67,500 38,889	$ $	7,875 7,500	$ $	25,837 10,866
Mr. LaPorta	2000 1999	$ $	22,500 32,587	$ $	5,250 5,000	$ $	24,857 10,866

PARK PLACE
OPTION GRANTS LAST YEAR

    The following table sets forth information regarding all grants of stock options made in 2000 to the named executive officers under the 1998 Stock Incentive Plan. No stock appreciation rights have been granted.

	Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)	Option Date Market Value	Expiration Date	Grant Date Present Value(1)
Thomas E. Gallagher	2,000,000	47.8%	12.44	12.44	11/09/10	$11,817,200

(1)
The Black-Scholes option pricing model was used to estimate the present value of the options at date of grant. The following assumptions were used in this table: a risk-free interest rate of 5.8%, a seven-year option term, a 0% dividend yield, a 39% expected volatility rate, and a 3% annual discount for risk of forfeiture. There is no assurance that the actual values realized, if any, by the named executive officer will approximate the values estimated by the Black-Scholes model.

STOCK OPTION APPRECIATION TABLE

    The following table sets forth information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2000, and the fiscal year-end value of unexercised stock options granted under the 1998 Stock Incentive Plan. There are no stock appreciation rights.

AGGREGATED OPTION EXERCISES IN 2000 AND DECEMBER 31, 2000 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2000		Value of Unexercised, In-the-money Options at December 31, 2000(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas E. Gallagher	—	—	218,800	2,093,800	$291,796	$112,086
Arthur M. Goldberg	—	—	13,157,160	—	$40,818,506	—
Wallace R. Barr	—	—	169,000	403,000	$761,665	$2,075,858
Clive S. Cummis	—	—	125,000	375,000	$679,688	$2,039,063
Mark R. Dodson	—	—	157,500	397,500	$730,384	$2,064,247
Scott A. LaPorta	—	—	262,500	397,500	$989,668	$2,068,804

(1)
Amount represents the difference between the market value of the securities at December 31, 2000 of $11.94, and the exercise price of "in-the-money" options.

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on our common stock against the cumulative total return of the S&P 500 Index and the Dow Jones Domestic Casino Index Group for the period of two years commencing on December 31, 1998 and ending on December 31, 2000. The graph and table assume that $100 was invested on December 31, 1998 in each of the company's common stock, the S&P 500 Index, and the Dow Jones Domestic Casino Index Group, and that all dividends were reinvested. This data was furnished by Research Data Group, Inc.

COMPARISON OF 2 YEAR CUMULATIVE TOTAL RETURN*
AMONG PARK PLACE ENTERTAINMENT CORPORATION,
THE S&P 500 INDEX and THE DOW JONES CASINOS INDEX

*
$100 invested on 12/31/98 in stock or index, including reinvestment of dividends. Fiscal years ending December 31.

	12/31/98	12/31/99	12/31/00
PARK PLACE ENTERTAINMENT CORPORATION	$100	$196.08	$187.26
S&P 500 INDEX	$100	$121.04	$110.02
DOW JONES DOMESTIC CASINO INDEX GROUP	$100	$153.94	$168.31

RELATED PARTY TRANSACTIONS

    Decisions concerning related-party transactions are required to be reviewed by the Audit Committee. The company believes that the transactions described below are on terms at least as favorable as if obtained from non-related parties.

    Legal Services.  Clive S. Cummis, Vice Chairman of the Board, Executive Vice President, and Secretary is Chairman of the New Jersey law firm Sills Cummis Radin Tischman Epstein & Gross, which has and continues to provide legal services to Park Place. While Mr. Cummis receives compensation from the law firm, he does not participate in the profits of the firm. The fees paid by Park Place to the law firm did not exceed 5% of the firm's gross revenues for its last full fiscal year.

    Change in Control Arrangements.  Lyle Berman, a director of Park Place whose term expired at the last annual meeting, was the former Chairman of the Board of Grand Casinos, Inc., which was merged with Park Place on December 31, 1998. We paid Mr. Berman a consulting fee of $10,000 in 2000.

ITEM 2
APPROVAL AND RATIFICATION OF AMENDMENT TO THE
1998 STOCK INCENTIVE PLAN

    The 1998 Stock Incentive Plan authorizes the grant of Non-Qualified Stock Options, Incentive Stock Options, and Stock Appreciation Rights to officers and key employees of Park Place and its subsidiaries (collectively, "Park Place"). The purpose of the plan is (i) to provide Park Place with a competitive advantage in attracting, retaining and motivating its chief executive officer, executive officers and other key employees, and (ii) to permit Park Place to more directly link the compensation of its chief executive officer and executive officers to the profitability of Park Place's business and growth in stock value. No Incentive Stock Options or Stock Appreciation Rights have been granted to date. The Board has authorized, subject to stockholder approval, an increase in the total number of shares available for grant to employees from 45 million to 55 million shares.

    The Board has determined that this increase is necessary in order to enable the company to continue to grant employee stock options to key employees during the next several years. The company's acquisition of Caesars World, Inc. in 1999 resulted in a substantial increase in the company's workforce and a significant increase in the number of new plan participants. In addition, the unexpected death of the company's chief executive officer, Arthur Goldberg, in October 2000 resulted in the necessity of recruiting a new chief executive officer, while at the same time Mr. Goldberg's options remain outstanding for a significant period following his death, in accordance with the terms of his employment agreement and the plan. The combination of these events has effectively eliminated the company's ability to grant additional stock options to key employees in future years, unless the plan is amended to increase the number of options available for grant as proposed in this Item 2.

    As discussed elsewhere in this proxy statement, the company's new chief executive officer agreed to defer the grant of a portion of the options provided for in his employment contract until after stockholder approval of the plan's amendments. This enabled the company to grant options to other key employees in January 2001 within the existing limits of the plan.

The Board recommends a vote "FOR" Item 2.

HIGHLIGHTS OF 1998 STOCK INCENTIVE PLAN, AS AMENDED

    This summary is subject to the full text of the plan document, which is attached as "Addendum B" to this proxy statement and marked to reflect the proposed changes.

ADMINISTRATION

    The Park Place plan is administered by a Committee appointed by the Board, which is composed of not less than two outside directors. The Compensation Committee (the "Committee") is currently administering the plan at the direction of the Board. The Committee has the power to administer, construe and interpret the plan, and to grant stock options to key employees of Park Place and its subsidiaries.

SHARES RESERVED FOR THE PLAN

    A maximum of 55,000,000 shares of Park Place common stock (subject to adjustment) are subject to the plan. Of that amount, (a) a maximum of 9,000,000 shares of Park Place common stock (subject to adjustment) are available for grants of the Park Place Special Options, and the Park Place CEO may not be granted Park Place Special Options covering more than 6,000,000 shares of Park Place Common Stock in the aggregate, and the Park Place Chairman may not be granted Park Place Special Options covering more than 3,000,000 shares of Park Place common stock in the aggregate. Except with respect to the Park Place Special Options and Adjusted Park Place Options issued pursuant to the Hilton Option Adjustment, no participant may be granted awards under the plan covering more than 2,000,000 shares of Park Place common stock in any calendar year. Adjusted Park Place Options issued pursuant to the Hilton Option Adjustment will not count toward such limit. With respect to the Adjusted Park Place Options, no participant may be granted awards in any calendar year covering in excess of the number of shares of Park Place common stock required to make the option adjustment described below with respect to such participant. If an option expires or terminates for any reason during the term of the plan and prior to the exercise thereof in full, the shares of Park Place common stock subject to, but not delivered under, such option shall be available for options thereafter granted under the plan. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of Park Place, any reorganization, or any partial or complete liquidation of Park Place, the number, exercise price and kind of shares that are subject to outstanding options will be adjusted in such manner and to such extent, if any, as the Committee or the Park Place Board in their absolute discretion may deem appropriate in the circumstances.

ELIGIBILITY

    Except with respect to the Park Place Special Options, full-time officers and key employees of Park Place and its subsidiaries are eligible to receive options under the plan. In addition, only the Park Place CEO and Park Place Chairman are eligible to receive the Park Place Special Options. Except with respect to the Park Place Special Options, directors who are not officers or salaried employees are ineligible to receive options or stock appreciation rights under the plan.

PARK PLACE SPECIAL OPTIONS

    Under the plan, the Committee has the authority to grant the Park Place Special Options to the Park Place CEO and/or the Park Place Chairman on such terms and conditions as it shall determine in its sole discretion. The terms of Park Place Special Options to be granted to the Park Place CEO are set forth in the Park Place CEO Agreement, and the terms of Park Place Special Options to be granted to the Park Place Chairman are set forth in the Park Place Chairman Agreement. To the extent that certain terms and conditions of the Park Place Special Options are not set forth in such agreements, the terms of the

Park Place plan apply to the Park Place Special Options. Adjusted Park Place Options issued to the Park Place CEO and the Park Place Chairman as a result of Hilton Options held by such individuals are not Park Place Special Options.

OPTION PRICE

    The purchase price of the stock subject to an option granted under the plan is determined by the Committee and will not be less than 100% of the fair market value of such stock at the time the option is granted.

TERM AND EXERCISE OF OPTIONS

    The term of options granted under the plan will be fixed by the Committee, but no incentive stock option will be exercisable more than ten years after the date of grant thereof and no non-qualified stock option will be exercisable more than ten years and one day after the date of grant thereof. The term may be reduced with respect to any option and/or stock appreciation right in the event of termination of employment, retirement or death of an employee. Options granted under the plan will be exercisable at such times and subject to such conditions as the Committee will determine. In addition, the Committee may accelerate the exercisability of any option granted under the plan.

STOCK APPRECIATION RIGHTS

    Stock appreciation rights may be granted, in the sole discretion of the Committee, in connection with options granted under the plan.

NONTRANSFERABILITY OF STOCK OPTIONS

    Except as otherwise determined by the Committee, neither stock options nor stock appreciation rights are transferable otherwise than (i) by will or by the laws of descent and distribution, or (ii) in the case of a non-qualified stock option, pursuant to a qualified domestic relations order. During the lifetime of an optionee, a stock option and/or stock appreciation right is exercisable only by the optionee.

TERMINATION OF EMPLOYMENT

    Except as otherwise determined by the Committee, if an optionee incurs a termination of employment for any reason other than death, disability or retirement, options may thereafter be exercised only to the extent they were exercisable at the time of cessation of employment, and only within three months from that date, but in no event after the date of expiration of the option. Death, disability, and retirement provide for different vesting and exercise periods. Except as otherwise determined by the Committee, if an optionee incurs a termination of employment at or after a Change in Control of Park Place, any option held by such optionee will be exercisable for the lesser of (i) six months and one day from the date of such termination of employment, or (ii) the balance of such option's term.

DEATH, DISABILITY AND RETIREMENT

    If an optionee dies while employed by Park Place, or a disabled optionee dies within six months from the termination of employment, options may thereafter be exercised only to the extent they were exercisable at the time of death and may only be exercised within 12 months from the date of death, but in no event after the date of expiration of the option. If an optionee ceases to be an employee of Park Place or a subsidiary due to disability, options may thereafter be exercised only to the extent they were exercisable at the time of such cessation of employment and only within six months from the date of cessation of employment, but in no event after the date of expiration of the option. If an optionee ceases to be an employee of Park Place or a subsidiary due to retirement, options may thereafter be exercised only to the extent they were exercisable at the time of such cessation of employment and only within 24 months from the date of cessation of employment, but in no event after the date of expiration of the option. Stock appreciation rights shall terminate and no longer be exercisable upon the termination or exercise of the related stock option.

CHANGE IN CONTROL CASH-OUT

    Unless the Committee provides otherwise at the time of grant, during the 60-day period following a change in control of Park Place, the optionee has the right to surrender all or part of the option, regardless of whether the option is fully exercisable, in exchange for a cash payment by Park Place equal to the excess of the change in control price (as defined in the plan) per share of Park Place common stock over the exercise price per share, multiplied by the number of shares which the optionee has elected to cash out; provided, however, under certain circumstances, the Committee may elect to substitute for such cash payment Park Place common stock with a fair market value equal to the cash that would otherwise be payable.

CHANGE IN CONTROL PROVISIONS

    The plan provides that in the event of a change in control of Park Place, all outstanding stock options and stock appreciation rights granted thereunder become fully vested and exercisable for the aggregate number of shares covered thereby. "Change in Control" is defined in the plan as the occurrence of any of the following events: (i) an acquisition by any individual, entity or group of beneficial ownership of 20% or more of either (1) the then outstanding shares of common stock of Park Place, or (2) the combined voting power of the then outstanding voting securities of Park Place entitled to vote generally in the election of directors, excluding, however, the following: (1) any acquisition directly from Park Place, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from Park Place, (2) any acquisition by Park Place, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Park Place or any corporation controlled by Park Place, (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of (iii) below, or (5) any acquisition by Barron Hilton, the Charitable Remainder Unitrust or the Conrad N. Hilton Fund; or (ii) a change in the composition of the Park Place Board such that the individuals who, as of the original effective date of the plan, constitute the Park Place Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Park Place Board; provided however, that any individual who becomes a member of the Park Place Board subsequent to the effective date of the plan, whose election, or nomination for election by Park Place's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Park Place Board and who were also members of the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board or (iii) the approval by the shareholders of Park Place of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Park Place, subject to certain specifically delineated exceptions, or (iv) the approval by stockholders of Park Place of a complete liquidation or dissolution of Park Place.

TAX CONSEQUENCES

    The following is a general summary under current law of the material federal income tax consequences to participants in the plan.

Non-Qualified Stock Options

    Optionees generally will not have taxable income on the grant of a non-qualified stock option, nor will Park Place be entitled to any deduction. Generally, upon the exercise of a non-qualified option, the optionee will recognize ordinary income, and Park Place will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. The optionee's basis for purposes of determining his or her gain or loss on subsequent disposition of such shares, will be the fair market value of the shares on the date of exercise. Any subsequent gain or loss will be generally taxable as capital gain or loss.

Incentive Stock Options

    There will be no taxable income to optionees upon the grant of an incentive stock option or when the option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will be an item of adjustment for the optionee for alternative minimum tax purposes. Gain realized by the optionee on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to Park Place, unless the optionee disposes of the incentive stock option shares within (a) two years after the date of grant of the option or (b) one year after the date the shares were transferred to the optionee. If the shares are sold or otherwise disposed of before the end of these one-year and two-year periods, the excess of the fair market value of the shares on the date of the option's exercise over the option exercise price will be taxed at ordinary income rates, and Park Place will be entitled to a deduction to the extent the optionee must recognize ordinary income. An incentive stock option exercised more than three months after the optionee's employment terminates, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. Park Place will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights

    The grant of a stock appreciation right is generally not a taxable event for the holder. Upon exercise of the stock appreciation right, the holder will recognize ordinary income in an amount equal to the amount of cash, stock or both received, less any amount paid by the holder for such rights, and Park Place will be entitled to a deduction in the same amount.

Section 162(m)

    In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1.0 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any taxable year of the corporation. However, under Section 162(m), the deduction limit does not apply to certain "performance-based" compensation which satisfies certain requirements set forth in the regulations promulgated under Section 162(m). Stock options will satisfy the "performance-based" compensation exception if (1) the awards are made by a qualifying compensation committee, (2) the plan sets the maximum number of shares that can be granted to any person within a specified period and (3) the compensation is based solely on an increase in the stock price after the grant date. Park Place believes that the Park Place plan is designed to enable options granted thereunder to qualify as "performance-based" compensation under Section 162(m) of the Code.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    To our knowledge, based solely upon a review of the reports furnished to us and written representations by our reporting directors, executive officers, and owners of more than ten percent of our equity securities that no other reports were required, all reports required to be filed with the Securities and Exchange Commission under Section 16(a) were timely filed.

INDEPENDENT PUBLIC ACCOUNTANTS

    Our independent accountants for 2000 are Deloitte & Touche LLP. Deloitte & Touche is expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. Deloitte & Touche has also been formally engaged as accountant to audit our financial statements for the year ending December 31, 2001.

NEXT ANNUAL MEETING

    Any stockholder intending to submit a proposal for inclusion in the proxy statement for the 2002 annual meeting must meet the eligibility and other criteria required under Rule 14a-8 of the Securities and Exchange Act of 1934, as amended. The proposal must be in writing and delivered to our Secretary, Clive S. Cummis, no later than December 6, 2001 in order to be considered timely. Written notice of stockholder proposals (other than proposals for inclusion in the proxy) for consideration at the 2002 annual meeting must be received by the company's secretary between February 9, 2002 and March 1, 2002. The 2002 annual meeting is tentatively scheduled to be held on May 10, 2002.

OTHER BUSINESS

    The Board of Directors knows of no other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice and this proxy statement should be presented at the annual meeting, the proxies named on the enclosed proxy card will use their discretion to vote all proxies in accordance with their best judgment. The company will pay the cost of preparing and mailing this proxy statement and proxy card to its stockholders.

    Park Place Entertainment Corporation's 2000 Annual Report to Stockholders, including financial statements for the period ended December 31, 2000, accompanies these proxy materials. All are being mailed to stockholders of record as of March 16, 2001 on or about the 5th day of April, 2001.

By Order of the Board of Directors:

Clive S. Cummis, Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER

    The Audit Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of Park Place Entertainment Corporation (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

Role and Independence; Organization

    The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, as set forth in the applicable rules of the New York Stock Exchange. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

    One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the Vice President of internal audit.

    The Committee shall meet at least four times a year or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

Responsibilities

    Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

  •
  Recommending to the Board the independent auditors to be retained (or nominated for stockholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

  •
  Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

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  Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

A-1

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  Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10K.

  •
  Issuing annually a report to be included in the Company's proxy statement required by the rules of the Securities and Exchange Commission.

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  Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

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  Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing. (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

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  Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budget and staffing.

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  Discussing with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

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  Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

    The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; according to the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.

A-2

APPENDIX B

    [Language in brackets is deleted]
Language bolded and underlined is added

PARK PLACE ENTERTAINMENT CORPORATION
1998 STOCK INCENTIVE PLAN, as amended

SECTION 1. PURPOSE; DEFINITIONS

    The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers, employees, and the CEO and Chairman and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Corporation's businesses and increases in [share] stockholder value.

    For purposes of the Plan, the following terms are defined as set forth below:

    a. "Affiliate" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

    b. "Award" means a Stock Appreciation Right or a Stock Option.

    c. "Board" means the Board of Directors of the Corporation.

    d. "CEO" means the Chief Executive Officer of the Corporation.

    e. "Chairman" means the Chairman of the Board.

    f. "Chairman Agreement" means the Employment Agreement by and between the Corporation and its initial Chairman, which sets forth certain terms of such Chairman's employment with the Corporation.

    g. "Change In Control" and "Change In Control Price" have the meanings set forth in Sections 7(b) and (c), respectively.

    h. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

    i. "Commission" means the Securities and Exchange Commission or any successor agency.

    j. "Committee" means the Committee referred to in Section 2.

    k. "Common Stock" means common stock, par value $.01 per share, of the Corporation.

    l. "Corporation" means Park Place Entertainment Corporation, a Delaware corporation.

    m. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

    n. "Distribution" means the distribution to the holders of the outstanding shares of Hilton Common Stock, on a one-for-one basis, of all of the outstanding shares of Common Stock.

    o. "Employment Agreement" means the Employment Agreement by and between the Corporation and its initial CEO, which sets forth the terms of such CEO's employment with the Corporation.

    p "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

    q "Fair Market Value" means, except as provided in Section 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the

    New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

    r. "Hilton" means Hilton Hotels Corporation, a Delaware corporation.

    s. "Hilton Common Stock" means common stock, par value $2.50 per share, of Hilton.

    t. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

    u. "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

    v. "Plan" means the Park Place Entertainment Corporation 1998 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

    w. "Retirement" means retirement from active employment with the Corporation, a subsidiary or Affiliate at or after age 62.

    x. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

    y. "Special Option" means a Nonqualified Stock Option granted to the CEO or Chairman pursuant to Section 13.

    z. "Stock Appreciation Right" means a right granted under Section 6.

    aa. "Stock Option" means an option granted under the Plan.

    bb. "Termination of Employment" means the termination of the participant's employment with the Corporation and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. ADMINISTRATION

    Prior to the date of the Distribution, the Plan shall be administered by the Stock Option Committee of the Board of Directors of Hilton under the Hilton Hotels Corporation 1996 Stock Incentive Plan. From and after the date of the Distribution, the Plan shall be administered by the Stock Option Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two members of the Board, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code and a "non-employee director" within the meaning of Rule 16b-3, and shall be appointed by and serve at the pleasure of the Board.

    The Committee shall have authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates.

    Among other things, the Committee shall have the authority, subject to the terms of the Plan:

    (a) To select the officers and employees to whom Awards may from time to time be granted;

    (b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights or any combination thereof are to be granted hereunder;

    (c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

    (d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

    (e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time; and

    (f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

    The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f), (g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

    Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3. COMMON STOCK SUBJECT TO PLAN

    The total number of shares of Common Stock reserved and available for grant under the Plan shall be [4] 55,000,000. Of that amount, a maximum of 9,000,000 shares of Common Stock are reserved and available for the grant of Special Options. Except with respect to the Special Options and Adjusted Park Place Options issued pursuant to the Option Adjustment, no participant may be granted Awards covering in excess of 2,000,000 shares of Common Stock in any calendar year, provided, however, that Adjusted Park Place Options issued pursuant to the Option Adjustment under Section 12 hereof shall not count toward such limit. With respect to the Adjusted Park Place Options, no participant may be granted Awards in any calendar year covering in excess of the number of shares of Common Stock required to make the option adjustment with respect to such participant prescribed by Section 12(a) hereof. With respect to the Special Options, the CEO may not be granted Special Options covering in excess of 6,000,000 shares of Common Stock in the aggregate, and the Chairman may not be granted Special Options covering in excess of 3,000,000 shares of Common Stock in the aggregate. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

    If any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY

    Except with respect to the Special Options and as provided in Section 12, full-time (30 hours per week) officers and employees of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. Except with respect to the Special Options, no grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation, its subsidiaries or Affiliates. Only the CEO and the Chairman are eligible to be granted Special Options under the Plan.

SECTION 5. STOCK OPTIONS

    Stock Options may be granted alone or in addition to other Awards granted under the Plan and, except with respect to the Special Options, may be of two types: Incentive Stock Options and Nonqualified Stock Options. Special Options may only be Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    Except with respect to the Special Options, the Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

    Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date a majority of the independent directors of the Corporation ratify by resolution the Committee's recommendation with respect to the individuals to be participants in any grant of a Stock Option, the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

    Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

    (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

    (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Stock Option is granted and no Nonqualified Stock Option shall be exercisable more than ten years and one day after the date the Stock Option is granted.

    (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

    (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

    Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Committee may accept. Payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised).

    Payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

    No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a [share] stockholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

    (e) Nontransferability of Stock Options. Unless otherwise determined by the Committee, no Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder); or (iii) in the case of the Special Options, subject to such terms as the Committee deems appropriate, pursuant to a transfer to the optionee's spouse, children, grandchildren or parents ("Family Members"), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or [share] stockholders, or to entities exempt from federal income tax pursuant to Section 501(c)(3) of the Code. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order.

    (f) Termination by Death. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

    (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of six months (or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

    (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of two years (or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

    (i) Other Termination. Unless otherwise determined by the Committee: (A) if an optionee incurs a Termination of Employment, all Stock Options held by such optionee shall thereupon terminate; and (B) if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control (as defined Section 7(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Employment, or (2) the balance of such Stock Option's term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

    (j) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(j) shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(j) would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this Section 5(j) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 5(j) with Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6. STOCK APPRECIATION RIGHTS

    (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

    A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

    (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

    (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

    (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

    (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

    (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7. CHANGE IN CONTROL PROVISIONS

    (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, however, that in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in control is determined to have occurred.

    (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

    (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities")(a "Control Purchase"); excluding, however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b), or (5) Any acquisition by

    Barron Hilton, the Charitable Remainder Unitrust created by Barron Hilton to receive shares from the Estate of Conrad N. Hilton, or the Conrad N. Hilton Fund; or

    (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's [share] stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board (a "Board Change"); or

    (iii) The approval by the [share] stockholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

    (iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control, or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that (x)  in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange

Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 8. TERM, AMENDMENT AND TERMINATION

    The Plan will terminate ten years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's [share]stockholders to the extent such approval is required by law or agreement.

    The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 9. UNFUNDED STATUS OF PLAN

    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 10. GENERAL PROVISIONS

    (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

    Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

    (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

    (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

    (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

    (b) Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

    (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

    (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

    (e) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

    (f) In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

    (g) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 11. EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of July 9, 1998, provided that it is approved by at least a majority of the shares voted of Hilton Common Stock at the special meeting of Hilton stockholders with respect to the Distribution and other related matters.

SECTION 12. PROVISIONS REGARDING THE DISTRIBUTION

    (a) Concurrently with the Distribution, the Corporation and Hilton are entering into that certain Employee Benefits and Other Employment Matters Allocation Agreement, dated as of the date of the Distribution (the "Benefits Allocation Agreement"), which provides for the Corporation and Hilton to allocate the responsibilities with respect to certain matters relating to employees and employee compensation, benefits, labor and other employment matters. Concurrently with the Distribution and pursuant to the terms of the Benefits Allocation Agreement, all outstanding options to purchase Hilton Common Stock (each, a "Hilton Option"), other than Hilton Options held by Arthur M. Goldberg, shall be adjusted (the "Option Adjustment") to represent options to purchase an equivalent number of shares of Hilton Common Stock (each adjusted option to purchase Hilton Common Stock, an "Adjusted Hilton Option") and shares of the Corporation's Common Stock (each adjusted option to purchase the Corporation's Common Stock, an "Adjusted Park Place Option"). Pursuant to the Option Adjustment, the intrinsic value of the Hilton Options immediately prior to the Distribution shall be preserved immediately after the Distribution, and the exercise price of the Hilton Options shall be allocated between the Adjusted Hilton Options and the Adjusted Park Place Options based upon the relative values of Hilton Common Stock and the Corporation's Common Stock on the date of the Distribution, all as determined by Hilton. Concurrently with the Distribution and pursuant to the terms of the Benefits Allocation Agreement, all outstanding Hilton Options held by Arthur M. Goldberg shall be adjusted to represent Adjusted Park Place Options. Pursuant to such adjustment, the intrinsic value of Mr. Goldberg's outstanding Hilton Options immediately prior to the Distribution shall be preserved immediately after the Distribution, and the number of shares subject to and the exercise price of such options shall be adjusted based on the relative values of the Hilton Common Stock and the Corporation's Common Stock on the date of the Distribution, all as determined by Hilton.

    (b) Following the date of the Option Adjustment, all Adjusted Park Place Options which were issued as a result of Hilton Options granted under any of the Hilton 1984 Stock Option and Stock Appreciation Rights Plan, the Hilton 1990 Stock Option and Stock Appreciation Rights Plan, the Hilton 1996 Stock Incentive Plan, or the Hilton 1996 Chief Executive Stock Incentive Plan shall be subject to the terms of this Plan and the applicable option agreement, and all Adjusted Hilton Options shall be subject to the terms of the applicable Hilton stock option plan and any applicable option agreement.

    (c) For purposes of this Plan, with respect to Adjusted Park Place Options held by Hilton Individuals (as defined in the Benefits Allocation Agreement) as a result of the Option Adjustment, references to employment or termination of employment in this Plan and in the applicable option agreement shall be deemed to refer to employment by or termination of employment with Hilton and its subsidiaries or affiliates. Notwithstanding the foregoing, with respect to Adjusted Park Place Options held by the Chairman as a result of the Option Adjustment, references to employment or termination of employment in this Plan and in the applicable option agreement shall be deemed to refer to employment by or termination of employment with the Corporation and Hilton and their subsidiaries or affiliates. For purposes of this Plan, no termination of the Chairman's employment shall be deemed to have occurred until such time as the Chairman's employment with both the Corporation and Hilton (and their subsidiaries or affiliates) has been terminated.

SECTION 13. SPECIAL OPTIONS

    The Committee shall have the authority to grant Special Options to the CEO and/or the Chairman on such terms and conditions as it shall determine in its sole discretion. The terms and conditions of such Special Options granted to the Corporation's initial CEO shall be set forth in the Employment Agreement, and the terms and conditions of such Special Options granted to the Corporation's initial Chairman shall be set forth in the Chairman Agreement. To the extent that certain terms and conditions of the Special Options are not set forth in the Employment Agreement or the Chairman Agreement, as the case may be, the terms of the Plan shall apply to the Special Options.

Park Place Entertainment Corporation 3930 Howard Hughes Parkway Las Vegas, Nevada 89109	Proxy Card and Voting Instructions

This Proxy is Solicited by the Board of Directors

     By signing and returning this proxy, you appoint Wesley D. Allison and Susan L. Johnson, and each of them, with full power of substitution, to vote your shares at the Annual Meeting of Stockholders to be held on May 11, 2001, at 10:00 A.M. (or any adjournments thereof) at the following location:

Paris Las Vegas Champagne Ballroom 3655 South Las Vegas Boulevard Las Vegas, Nevada 89109

See reverse for voting instructions

There are three quick and easy ways to vote your proxy:	COMPANY # CONTROL #
VOTE BY PHONE	TOLL FREE — 1-800-240-6326
*	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon Eastern Standard Time on May 10, 2001.
*	You will be asked to enter your 3-digit COMPANY number and your 7-digit CONTROL number, which are located above.
*	Follow the simple instructions.
VOTE BY INTERNET	http://www.eproxy.com/ppe/
*	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon Central Standard Time on May 10, 2001.
*	You will be asked to enter your 3-digit COMPANY number and your 7-digit CONTROL number, which are located above.
*	Follow the simple instructions to obtain your records, create your ballot, and e-mail it to us.
VOTE BY MAIL
*
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Park Place Entertainment Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you have voted by telephone or Internet, please do not mail your proxy card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2

1.	ELECTION OF DIRECTORS:	01 A. STEVEN CROWN 02 GILBERT L. SHELTON	/ /	Vote FOR all nominees (except as marked below)	/ /	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominees, write the number(s) of the nominee(s) in the box provided to the right.)

2.	APPROVE AND RATIFY AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN	/ /	For	/ /	Against	/ /	Abstain

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH ITEM.

Address Change? Mark Box / / Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name appears on this proxy. If shares are held in joint tenancy, all joint tenants must sign. Trustees, administrators, etc. must include title and authority. Corporations must provide full name of Corporation and title of authorized officer signing.

QuickLinks

SCHEDULE 14A INFORMATION
PARK PLACE ENTERTAINMENT CORPORATION NOTICE OF ANNUAL MEETING OF STOCKHOLDERS YEAR 2001
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
ITEM 1 ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PRINCIPAL STOCKHOLDERS
THE BOARD OF DIRECTORS
MEMBERSHIP OF BOARD COMMITTEES
COMMITTEES OF THE BOARD
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS and INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
AUDIT COMMITTEE
REPORT OF AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PARK PLACE SUMMARY COMPENSATION TABLE
PARK PLACE OPTION GRANTS LAST YEAR
STOCK OPTION APPRECIATION TABLE
AGGREGATED OPTION EXERCISES IN 2000 AND DECEMBER 31, 2000 OPTION VALUES
STOCK PERFORMANCE GRAPH
COMPARISON OF 2 YEAR CUMULATIVE TOTAL RETURN* AMONG PARK PLACE ENTERTAINMENT CORPORATION, THE S&P 500 INDEX and THE DOW JONES CASINOS INDEX
RELATED PARTY TRANSACTIONS
ITEM 2 APPROVAL AND RATIFICATION OF AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN
HIGHLIGHTS OF 1998 STOCK INCENTIVE PLAN, AS AMENDED
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
INDEPENDENT PUBLIC ACCOUNTANTS
NEXT ANNUAL MEETING
OTHER BUSINESS
APPENDIX A
AUDIT COMMITTEE CHARTER
APPENDIX B
PARK PLACE ENTERTAINMENT CORPORATION 1998 STOCK INCENTIVE PLAN, as amended
This Proxy is Solicited by the Board of Directors
If you have voted by telephone or Internet, please do not mail your proxy card Please detach here